UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report:  May 12, 2011
(Date of earliest event reported)

E*TRADE FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1271 Avenue of the Americas, 14th Floor, New York, New York 10020

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (646) 521-4300
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on May 12, 2011, stockholders considered and approved four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on March 30, 2011 for the Annual Meeting of Stockholders.

The vote results detailed below represent the final results as certified by the Inspector of Elections:

Proposal 1

Election of two Class I directors for a term that will end at the Company’s Annual Meeting of Stockholders in 2014.  As previously reported in the Company's 8-K filed on April 6, 2011, Robert A. Druskin notified the Company after the proxy statement was filed that he would not be able to stand for re-election to the Company’s Board of Directors upon expiration of his term at the Company’s annual meeting of stockholders in May 2011, due to the time required by other business commitments.

Director / Class	For	Against	Abstain	Broker Non-Vote
Frederick W. Kanner (Class I)	148,483,435	1,279,287	2,082,622	47,723,632
Joseph M. Velli (Class I)	143,086,920	5,275,296	3,483,128	47,723,632

Proposal 2

Approval, by non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
147,798,875	2,026,686	2,019,783	47,723,632

Proposal 3

Selection, by a non-binding advisory vote, of the frequency with which stockholders of the Company will be asked to approve, by a non-binding advisory vote, the compensation paid by the Company to its Named Executive Officers.

One Year	Two Years	Three Years	Abstain
138,729,357	159,112	10,871,240	2,085,635

In line with the advisory voting by our stockholders, the Company has decided that it will include an advisory shareowner vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of stockholder votes on executive compensation.

Proposal 4

Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for 2011.

For	Against	Abstain
195,732,454	1,734,479	2,102,043

The Company press release related to the foregoing events is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated May 12, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION
Dated: May 13, 2011	By:	/s/ Karl A. Roessner
		Name:	Karl A. Roessner
		Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 12, 2011